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                                 Exhibit 23.2

                    CONSENT OF BARATZ AND ASSOCIATES, P.A.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Covalent Group, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this S-3 Registration Statement of our report dated February 5, 1997 included in Covalent Group, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.


                                      BARATZ AND ASSOCIATES, P.A.

                                      /s/ Baratz and Associates, P.A.



Marlton, New Jersey
April 24, 1998